Exhibit M(3)

Form of

AMENDED EXHIBIT A

(effective as of February 1, 2023)

to the

MassMutual Select Funds

Amended and Restated Rule 12b-1 Plan

Adopted February 13, 2014

A Designated Fund may pay fees under this Plan with respect to any class of Shares of that Designated Fund at an annual rate up to the rate shown below, of the average daily net assets attributable to that class.

	Class I*	Class R5*	Service Class*	Administrative Class*	Class R4	Class A	Class R3	Class Y*
MassMutual Blue Chip Growth Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Diversified Value Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Equity Opportunities Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Fundamental Growth Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Fundamental Value Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Growth Opportunities Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Mid Cap Growth Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Mid Cap Value Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Overseas Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Small Cap Growth Equity Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Small Cap Value Equity Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Small Company Value Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Strategic Bond Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual Total Return Bond Fund	N/A	None	None	None	0.25%	0.25%	0.50%	None
MM S&P 500® Index Fund	None	N/A	None	None	0.25%	0.25%	0.50%	N/A
MassMutual 20/80 Allocation Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual 40/60 Allocation Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual 60/40/Allocation Fund	None	None	None	None	0.25%	0.25%	0.50%	None
MassMutual 80/20 Allocation Fund	None	None	None	None	0.25%	0.25%	0.50%	None

	Class I*	Class R5*	Service Class*	Administrative Class*	Class R4	Class A	Class R3	Class Y*
MassMutual RetireSMARTSM by JP Morgan 2020 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2025 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2030 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2035 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2040 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2045 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2050 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2055 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2060 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan 2065 Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund	None	None	None	None	0.25%	0.25%	0.50%	N/A

	Class I*	Class M5*	Class M4	Class M3
MassMutual Select T. Rowe Price Retirement 2005 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2010 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2015 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2020 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2025 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2030 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2035 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2040 Fund	None	None	0.25%	0.50%

	Class I*	Class M5*	Class M4	Class M3
MassMutual Select T. Rowe Price Retirement 2045 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2050 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2055 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2060 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement 2065 Fund	None	None	0.25%	0.50%
MassMutual Select T. Rowe Price Retirement Balanced Fund	None	None	0.25%	0.50%

*Note regarding Class I, Class R5, Service Class, Administrative Class, Class Y, and Class M5 shares – Payments made out of the assets attributable to a share class that may be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the class shall be deemed to be authorized by this Plan.

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